THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THE SALE TO THE HOLDER OF THIS SECURITY AND OF THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS SECURITY ARE NOT COVERED BY A REGISTRATION STATEMENT UNDER THE ACT OR REGISTRATION UNDER STATE SECURITIES LAWS. THIS SECURITY HAS BEEN ACQUIRED, AND SUCH SHARES OF COMMON STOCK MUST BE ACQUIRED, FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

No.                                     Right to Purchase ________  Shares of
                                        Common Stock of Tera Computer Company


                              TERA COMPUTER COMPANY

                          Common Stock Purchase Warrant


          TERA COMPUTER COMPANY, a Washington corporation (the "Company"), hereby certifies that, for value received, _______________________, or registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof, and before 5:00 p.m., Seattle time, on June 21, 2002 ___________________________ (_____________) fully paid and nonassessable shares of Common Stock, $.01 par value, of the Company at an Exercise Price per share initially equal to $4.72. The number of such shares of Common Stock and the Exercise Price are subject to adjustment as provided in this Warrant.

     1. Exercise By Holder. This Warrant may be exercised by the Holder hereof in full or in part at any time or from time to time during the exercise period specified in the first paragraph hereof, by surrender of this Warrant and the subscription form annexed hereto (duly executed) by such Holder to the Company and by making payment, in cash or by certified or official bank check payable to the order of the Company or wire transfer to the Company's account, in the amount obtained by multiplying (a) the number of shares of Common Stock designated by the Holder in the subscription form by (b) the Exercise Price then in effect. On any partial exercise the Company will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant or Warrants of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, providing in the aggregate on the face or faces thereof for the purchase of the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

     2. Delivery of Stock Certificates, etc., on Exercise. As soon as practicable after the exercise of this Warrant, and in any event within three business days thereafter, the Company at its expense (including the payment by it of any applicable issue or stamp taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which such Holder shall be entitled on such exercise, in such denominations as may be requested by such Holder, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current fair market value of one full share, together with any other stock or other securities any property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

     3. Certain Antidilution Provisions.

          a. Dividends, Etc. If the Company shall pay to the holders of its Common Stock a dividend in shares of Common Stock or in securities convertible into Common Stock, the Exercise Price in effect immediately prior to the record date fixed for the determination of the holders of Common Stock entitled to such dividend shall be proportionately decreased, effective at the opening of business on the next following full business day.

          b. Splits, Combinations, Etc. If the Company shall split the outstanding shares of its Common Stock into a greater number of shares or combine the outstanding shares into a smaller number, the Exercise Price in effect immediately prior to such action shall be proportionately decreased in the case of a split or increased in the case of a combination, effective at the opening of business on the full business day next following the day such action becomes effective.

          c. Number of Shares. Upon each adjustment of the Exercise Price pursuant to this Section 3, the Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would be issuable on such exercise as of immediately prior to such adjustment by a fraction of which (x) the numerator is the Exercise Price in effect immediately prior to such adjustment and (y) the denominator is the Exercise Price in effect on the date of such exercise.

     4. Protection in Case of Reclassification. In case of any reclassification or change of the terms of the outstanding shares of the class of Common Stock issuable upon the exercise of this Warrant (other than a change relating to par value, or as a result of a subdivision or combination), the Company shall use its best efforts to execute an agreement providing that the holder of this Warrant shall have the right thereafter to exercise this Warrant for the kind and amount of shares of stock and other securities and property receivable upon such reclassification or change for which this Warrant might have been exercised immediately prior to such reclassification or change. This Section 4 shall apply to successive reclassifications and changes of Common Stock described above. Notice of the execution of any agreement pertaining to such reclassification or change shall be given to the holder of this Warrant as soon as practicable and in any event not less than ten (10) business days before any such transaction is consummated.

     5. Certain Additional Antidilution Provisions. The Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 5. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

          a. Adjustment of Exercise Price and Number of Shares upon Issuance of Common Stock. Except as otherwise provided in Sections 3, 4 and 5(b)(vi) hereof, if and whenever after the initial issuance of this Warrant, the Company issues or sells, or in accordance with Section 5(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the then effective Exercise Price or the Market Price (as herein defined) on the date of issuance (a "Dilutive Issuance"), then effective immediately upon the Dilutive Issuance, the Exercise Price will be adjusted in accordance with the following formula:

          E' = (E) (O + P/M) / (CSDO)


          where:

          E'   =  the adjusted Exercise Price
          E    =  the then effective Exercise Price;
          M    =  the greater of the then current Market Price or the then effective Exercise Price;
          O    =  the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance;
          P    =  the aggregate consideration, calculated as set forth in
                  Section 5(b) hereof, received by the Company upon such Dilutive Issuance; and
          CSDO =  the total number of shares of Common Stock outstanding immediately after the Dilutive Issuance, plus any additional shares of Common Stock deemed outstanding as a result of the Dilutive Issuance, determined pursuant to Section 5(b) below.

          b. Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under Section 5(a) hereof, the following will be applicable:

               (i) Issuance of Rights or Options. If the Company in any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("Convertible Securities") (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options"), and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the then effective Exercise Price or the Market Price on the date of issuance ("Below Market Options"), then the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the price per share for which Common Stock is issuable upon the exercise of such Below Market Options is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of such Below Market Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Market Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options, except as otherwise provided in subsections (iii) and (iv) hereof.

               (ii) Issuance of Convertible Securities.

                    (1) If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 5(b)(ii)(2) if applicable) is less than the then effective Exercise Price or the Market Price on the date of issuance, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is determined by dividing
(i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by
(ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuances of such Common Stock upon exercise, conversion or exchange of such Convertible Securities, except as otherwise provided in subsections (iii) and (iv) hereof.

                    (2) If the Company in any manner issues or sells any Convertible Securities with a fluctuating conversion or exercise price or exchange ratio (a "Variable Rate Convertible Security"), then the price per share for which Common Stock is issuable upon such exercise, conversion or exchange for purposes of the calculation contemplated by Section 5(b)(ii)(l) shall be deemed to be the lowest price per share which would be applicable assuming that (1) all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied, and (2) the Market Price on the date of issuance of such Convertible Security was eighty percent (80%) of the Market Price on such date (the "Assumed Variable Market Price").

               (iii) Change in Option Price or Conversion Rate. If there is a change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange or any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

               (iv) Treatment of Expired Options and Unexercised Convertible Securities. If, in any case, the total number of shares of Common Stock issuable upon exercise of any Options or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Options or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

               (v) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange of all such Options or Convertible Securities at the time such Options or Convertible Securities first become exercisable, convertible or exchangeable. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration except where such consideration consists of freely-tradable securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash or securities will be determined in the good faith reasonable business judgment of the Board of Directors.

               (vi) Exceptions to Adjustment of Exercise Price. No adjustment to the Exercise Price will be made (i) upon the exercise of any warrants, options or convertible securities issued and outstanding on the date hereof in accordance with the terms of such securities as of such date; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose; (iii) upon the issuance of the Shares or Warrants in accordance with terms of the Purchase Agreement or as contemplated by the Purchase Agreement, including the schedules thereto; (iv) upon the exercise of the Warrants; or (v) any securities issued in any firmly underwritten public offering.

               (vii) Market Price. The term "Market Price" shall mean, as of any date, (i) the average of the closing bid prices for the shares of Common Stock as reported by The Nasdaq National Market for the number of trading days immediately preceding such date that are used in determining the issuance price for securities being issued, or (ii) if The Nasdaq National Market is not the principal trading market for the Common Stock, the average of the last reported bid prices on the principal trading market for the Common Stock during the same period, or, if there is no bid price for such period, the last reported sales price for such period, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the average fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the holders of a majority in interest of the Warrants, with the costs of the appraisal to be borne by the Company. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

     6. Major Transactions. If the Company shall consolidate or merge with any other corporation or entity (other than a merger in which the Company is the surviving or continuing entity and its capital stock is unchanged in such transaction) or there shall occur any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major Transaction"), then the initial Holder of this Warrant (and only the initial Holder of this Warrant) may, at its option, either
(a) in the event that the Common Stock remains outstanding or holders of Common Stock receive any common stock or substantially similar equity interest, in each of the foregoing cases which is publicly traded, retain this Warrant and this Warrant shall continue to apply to such Common Stock or shall apply, as nearly as practicable, to such other common stock or equity interest, as the case may be, or (b) regardless of whether (a) applies, receive consideration, in exchange for this Warrant (without payment of any exercise price hereunder), equal to the greater of, as determined in the sole discretion of such holder: (i) the number of shares of stock or securities or property of the Company, or of the entity resulting from such Major Transaction (the "Major Transaction Consideration"), to which a holder of the number of shares of Common Stock delivered upon the exercise of this Warrant would have been entitled upon such Major Transaction had such holder so exercised this Warrant (without regard to any limitations on exercise herein or elsewhere contained) on the trading date immediately preceding the public announcement of the transaction resulting in such Major Transaction and had such Common Stock been issued and outstanding, less the shares necessary to satisfy the Exercise Price, calculated based on the price per share of Common Stock determined in the Major Transaction, and had such initial Holder been the holder of record of such Common Stock at the time of the consummation of such Major Transaction, or (ii) cash paid by the Company in immediately available funds, in an amount equal to the number of shares of Common Stock for which this Warrant was exercisable (without regard to any limitations on exercise herein contained and assuming payment of the Exercise Price in cash hereunder) times (x) in the event that the common stock of the surviving company is not publicly traded, seventy five percent (75%) of the Black-Scholes Amount (as defined herein) or (y) in the event that the common stock of the surviving company is publicly traded, fifty seven and one-half percent (57.5%) of the Black-Scholes Amount; and the Company shall make lawful provision for the foregoing as a part of such Major Transaction and shall cause the issuer of any security in such transaction which constitutes Registrable Securities under the Registration Rights Agreement to assume all of the Company's obligations under the Registration Rights Agreement (provided any cash election pursuant to clause (ii) above must be made in writing to the Company within ten (10) business days following consummation of such applicable transaction), provided, however, that the amount of cash payable by the Company shall not exceed $1.50 per share (such $1.50 amount to be adjusted pro rata in the event of any stock splits, stock dividends or combinations). In the event that the Company shall consolidate or merge with any other corporation in a transaction in which common stock of the surviving corporation or the parent thereof (the "Exchange Securities") is issued to the holders of Common Stock in such transaction in exchange for all such Common Stock, and (I) the Exchange Securities are publicly traded, (II) the average daily trading volume of the Exchange Securities during the ninety (90) day period ending on the date on which such transaction is publicly disclosed is greater than nine hundred thousand dollars ($900,000) per day, (III) the historical one hundred (100) day volatility of the Exchange Securities during the period ending on the date on which such transaction is publicly disclosed is greater than sixty percent (60%) and (IV) the market capitalization of the issuer of the Exchange Securities is not less than one hundred million dollars ($100,000,000) based on the last sale price of the Exchange Securities on the date immediately before the date on which such transaction is publicly disclosed (in each case, with respect to the foregoing clauses (I) through (IV), as reported by Bloomberg), then the provisions of clause (b) of the preceding sentence shall not apply. No sooner than ten (10) business days nor later than five (5) business days prior to the consummation of the Major Transaction or Common Stock Major Transaction, as the case may be (each, a "Transaction"), but not prior to the public announcement of such Transaction, the Company shall deliver written notice ("Notice of Transaction") to each holder of a Warrant, which Notice of Transaction shall be deemed to have been delivered one (1) business day after the Company's sending such notice by telecopy (provided that the Company sends a confirming copy of such notice on the same day by overnight courier) of such Notice of Transaction. Such Notice of Transaction shall indicate the amount and type of the transaction consideration which such holder of a Warrant would receive under this Section ("Transaction Consideration"). If the Transaction Consideration is cash and does not consist entirely of United States currency, such holder may elect to receive United States currency in an amount equal to the value of the Transaction Consideration in lieu of the Transaction Consideration by delivering notice of such election to the Company within five (5) business days of such holder's receipt of the Notice of Transaction.

     The "Black-Scholes Amount" shall be an amount determined by calculating the "Black-Scholes" value of an option to purchase one share of Common Stock on the applicable page on the Bloomberg online page, using the following variable values: (i) the current market price of the Common Stock equal to the closing trade price on the last trading day before the date of the Notice of Transaction; (ii) volatility of the Common Stock equal to the volatility of the Common Stock during the one hundred (100) trading day period preceding the date of the Notice of Transaction; (iii) a risk free rate equal to the interest rate on the United States treasury bill or treasury note with a maturity corresponding to the remaining term of this Warrant on the date of the Notice of Transaction; and (iv) an exercise price equal to the Exercise Price on the date of the Notice of Transaction. In the event such calculation function is no longer available utilizing the Bloomberg online page, the holder of a Warrant shall calculate such amount in its sole discretion using the closest available alternative mechanism and variable values to those available utilizing the Bloomberg online page for such calculation function.

     7. Reservation of Stock; Valid Issuance of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock from time to time issuable on the exercise of this Warrant. The Company will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock, upon the exercise of all or any portion of this Warrant.

     8. Register of Warrants. The Company shall maintain, at the principal office of the Company (or such other office as it may designate by notice to the Holder hereof), a register in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each successor and prior owner of such Warrant. The Company shall be entitled to treat the person in whose name this Warrant is so registered as the sole and absolute owner of this Warrant for all purposes.

     9. Exchange of Warrant. This Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the office or agency of the Company referred to in Section 6, for one or more new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for purchase hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said Holder hereof at the time of such surrender.

     10. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     11. Warrant Agent. The Company will act as the exercise agent for the purpose of issuing Common Stock on the exercise of this Warrant pursuant to
Section 1. The Company may, by written notice to the Holder, appoint an agent having an office in the United States of America, for the purpose of issuing Common Stock on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to
Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     12. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company, until properly exercised.

     13. Notices, etc. All notices and other communications from the Company to the registered Holder of this Warrant shall be mailed by first class certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or at the address shown for such Holder on the register of Warrants referred to in Section 6.

     14. No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms required to be observed or performed hereunder by the Company, but the Company will at all times in good faith take all actions necessary for the performance of its obligations under this Warrant.

     15. Miscellaneous. This Warrant and any terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement or such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of New York. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     IN WITNESS WHEREOF, Tera Computer Company has caused this Warrant to be executed on its behalf by one of its officers thereunto duly authorized.

Dated:   June 21, 1999                 TERA COMPUTER COMPANY


                                        By:
                                           ------------------------------------
                                             Name:   James E. Rottsolk
                                             Title:  President

FORM OF SUBSCRIPTION

                          COMMON STOCK PURCHASE WARRANT
                            OF TERA COMPUTER COMPANY

(To be signed only on exercise of Warrant)

TO:  Tera Computer Company
     411 First Avenue South, Suite 600
     Seattle, Washington 98104-2860

     1. The undersigned Holder of the attached original, executed Warrant hereby elects to exercise its purchase right under such Warrant with respect to shares of Common Stock, as defined in the Warrant, of Tera Computer Company, a Washington corporation (the "Company").

     2. The undersigned Holder pays the aggregate purchase price for such shares of Common Stock (i) by lawful money of the United States or the enclosed certified or official bank check payable in United States dollars to the order of the Company in the amount of $_________, or (ii) by wire transfer of United States funds to the account of the Company in the amount of $____________, which transfer has been made before or simultaneously with the delivery of this Form of Subscription pursuant to the instructions of the Company.

     3. Please issue a stock certificate or certificates representing the appropriate number of shares of Common Stock in the name of the undersigned or in such other names as is specified below:

                  Name:
                              ----------------------------------

                  Address:
                              ----------------------------------

                              ----------------------------------


Dated:
       -------------------
                                        (Signature must conform to name of
                                        Holder as specified on the face of the
                                        Warrant)


                                        --------------------------------------

                                        --------------------------------------
                                                       (Address)
                                       11